UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

Fulton Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
[X]	No fee required
[ ]	Fee paid previously with preliminary materials
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ATTN: Stock Transfer Department P.O. BOX 4887 ONE PENN SQUARE LANCASTER, PA 17604

Your Vote Counts!

FULTON FINANCIAL CORPORATION

2022 Annual Meeting
Please vote your shares by May 16, 2022 11:59 PM ET.
For shares held in a Plan, please vote your Plan shares by
May 12, 2022 11:59 PM ET.

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You invested in FULTON FINANCIAL CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 17, 2022.

Get informed before you vote
View the Combined Document, Proxy Statement and Annual Report on Form 10-K, online OR you can receive a free paper or email copy of the material(s) by requesting them prior to May 3, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote at the Meeting* May 17, 2022 10:00 a.m. Location: The Lancaster Marriott at Penn Square 25 South Queen Street Lancaster, PA 17603

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Jennifer Craighead Carey	For
1b.	Lisa Crutchfield	For
1c.	Denise L. Devine	For
1d.	Steven S. Etter	For
1e.	George W. Hodges	For
1f.	George K. Martin	For
1g.	James R. Moxley III	For
1h.	Curtis J. Myers	For
1i.	Antoinette M. Pergolin	For
1j.	Scott A. Snyder	For
1k.	Ronald H. Spair	For
1l.	Mark F. Strauss	For
1m.	E. Philip Wenger	For
2.	NON-BINDING “SAY-ON-PAY” PROPOSAL TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.	For
3.	A PROPOSAL TO APPROVE FULTON FINANCIAL CORPORATION’S 2022 AMENDED AND RESTATED EQUITY AND CASH INCENTIVE COMPENSATION PLAN.	For
4.	THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS FULTON FINANCIAL CORPORATION’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.	For

RSVP

Registered and beneficial shareholders must request an admission ticket on or before May 15, 2022 if you plan on attending the Annual Meeting in person. Shareholders can RSVP and print their admission tickets by accessing “Shareholder Meeting Registration” at www.proxyvote.com and following the instructions provided. You will need the 16-digit control number included on your proxy card, voter instruction form or “Notice of Internet Availability of Proxy Materials” that was sent to you. Each person attending the Annual Meeting must bring their printed ticket and a valid photo identification, such as a driver’s license or passport. Failure to follow these admission procedures may delay your entry into, or prevent you from being admitted to, the Annual Meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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